SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 27, 2000
(Date of earliest event reported)

Commission File No.:  333-65481





                      Norwest Asset Securities Corporation
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       Delaware                                              52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)


7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                       (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
      (99)                          Collateral Term Sheets
                                    prepared by Norwest Asset
                                    Securities Corporation in
                                    connection with Norwest
                                    Asset Securities Corporation,
                                    Mortgage Pass-Through
                                    Certificates, Series 2000-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWEST ASSET SECURITIES CORPORATION


January 27, 2000

                                   By:    /s/ Alan S. McKenney
                                          --------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Term Sheets                        E
                        prepared by Norwest
                        Asset Securities
                        Corporation in connection
                        with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates, Series 2000-2